                                 EXHIBIT 10.16

                                AMENDMENT NO. 1
                                       TO
                          LOANS AND SECURITY AGREEMENT
                                      WITH
                        OREGON METALLURGICAL CORPORATION
                                       AND
                             TITANIUM INDUSTRIES, INC.
                          Dated as of September 15, 1994

     THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of March 17, 1995, by and between OREGON METALLURGICAL CORPORATION, an Oregon corporation ("Oremet"), TITANIUM INDUSTRIES, INC., an Oregon corporation formerly known as New IT, Inc. ("TI" and, together with Oremet sometimes hereinafter referred to collectively as the "Borrowers") and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as successor-in-interest to Bank of America Illinois, an Illinois banking corporation ("Lender"). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the "Loan Agreement" (as defined below).

                                  WITNESSETH:

     WHEREAS, Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of September 19, 1994 (the "Loan Agreement"), pursuant to which Lender has agreed to make certain loans and other financial accommodations to Borrowers; and

     WHEREAS, Borrowers and Lender have agreed to amend the Loan Agreement, on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1. AMENDMENT TO LOAN AGREEMENT. Effective as of September 19, 1994, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of Borrowers set forth herein, SUPPLEMENT A to the Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as EXHIBIT A ("Amended and Restated Supplement A").

     2. CONDITIONS PRECEDENT. This Amendment shall become effective as of September 19, 1994, upon satisfaction of each of the following conditions:

          (1) as of the date first above written (after giving effect to this Amendment) no Unmatured Event of Default or Event of Default shall have occurred and be continuing; and

          (2) Lender shall have received two (2) copies of this Amendment duly executed by each of the Borrowers.

          (3) Lender shall have received two (2) copies of Amended and Restated Supplement A duly executed by each of the Borrowers.

     3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

     3.1 Each of the Borrowers hereby represents and warrants that:

          (a) this Amendment and the Loan Agreement (including AMENDED AND RESTATED SUPPLEMENT A) as amended hereby, constitute legal, valid and binding obligations of the respective Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms;

          (b) before and after giving effect to this Amendment, no Unmatured Event of Default or Event of Default has occurred and is continuing; and

          (c) the execution and delivery by each of the Borrowers of this Amendment does not require the consent or approval of any Person.

     3.2 Each of the Borrowers hereby reaffirms all agreements, covenants, representations and warranties made by such Borrower in the Loan Agreement and each of the Related Agreements to the extent the same are not amended hereby and agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the date hereof and the effective date of this Amendment.

     4. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT AND RELATED AGREEMENTS.

     4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in each of the Related Agreements to the "Loan Agreement," shall in each case mean and be a reference to the Loan Agreement as amended hereby.

     4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any right, power or remedy of Lender with respect to any Event of Default nor constitute a waiver of any provision of the Loan Agreement or any of the Related Agreements and (ii) all terms and conditions of the Loan Agreement, the Related Agreements and all other documents, instruments, amendments and agreements executed and/or delivered by either or both of the Borrowers pursuant thereto or in connection therewith shall remain in full force and effect and are hereby rectified and confirmed in all respects. The execution and delivery of this Amendment by Lender shall in no way obligate Lender, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Loan Agreement or any of the Related Agreements.

     5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

     6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. COUNTERPARTS. This Amendment may be executed by the parties hereto on separate counterparts and each of said counterparts taken together shall be deemed to constitute one and the same instrument.


                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS THEREOF, this Amendment has been duly executed as of the day and year first written above.

                                       OREGON METALLURGICAL CORPORATION


                                       By_______________________________
                                           Title:

                                       TITANIUM INDUSTRIES, INC.


                                       By_______________________________
                                           Title:

                                       BANKAMERICA BUSINESS CREDIT, INC.


                                       By_______________________________
                                           Vice President

                                  EXHIBIT A
                                     TO
                               FIRST AMENDMENT
                                     TO
                         LOAN AND SECURITY AGREEMENT

                      AMENDED AND RESTATED SUPPLEMENT A
                                   ATTACHED

                      AMENDED AND RESTATED SUPPLEMENT A
                                     TO
                         LOAN AND SECURITY AGREEMENT
                        DATED AS OF SEPTEMBER 19, 1994
                                    AMONG
                      OREGON METALLURGICAL CORPORATION,
                                     AND
                          TITANIUM INDUSTRIES, INC.

1. LOAN AGREEMENT REFERENCES. This AMENDED AND RESTATED SUPPLEMENT A. as it may be amended, restated, supplemented or otherwise modified from time to time, is a part of the Loan and Security Agreement dated as of September 19, 1994 (together with all amendments, restatements, modifications and supplements thereto, the "Loan Agreement") among BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation having its principal office at Two North Lake Avenue, Suite 400, Pasadena, California ("Lender"), OREGON METALLURGICAL CORPORATION, an Oregon corporation ("OREMET') and TITANIUM INDUSTRIES, INC., an Oregon corporation formerly known as New TI, Inc. ("TI") (OREMET and TI being sometimes hereinafter referred to, individually, as a "Borrower" and, collectively, as "Borrowers"). Terms used herein which are defined in the Loan Agreement shall have the meaning ascribed to them therein.

2. REVOLVING CREDIT AMOUNTS; BORROWING BASE.

   2.1 REVOLVING CREDIT AMOUNTS. The maximum amount of Revolving Loans which Lender will make available to each Borrower (such amount is herein called, with respect to each Borrower, such Borrower's "Revolving Credit Amount") is
(i) in the case of OREMET, $16,000,000 and (ii) in the case of TI, $8,000,000 (in each case, unless such amount is reduced or increased by Lender in its sole discretion).

   2.2 BORROWING BASES. The term "Borrowing Base," as used herein with respect to each Borrower, shall mean:

    (i) an amount (with respect to each Borrower, such Borrower's "Accounts Receivable Availability") of up to 80% of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary) of such Borrower's Eligible Accounts Receivable, PLUS

   (ii) an amount of up to the least of:

      (A) the sum of: (1) 50% of the net value (as determined by Lender and after deduction of such reserves and allowances as Lender deems proper and necessary) of Eligible Inventory of such Borrower consisting of finished goods; (2) in he case of OREMET only, 50% of the net value (as determined by Lender and after deduction of such reserves and allowances as Lender deems proper and necessary) of Eligible Inventory and such Borrower consisting of green tag scrap and ticle alloys and mill products work-in-process; and (3) in the case of OREMET only, 30% of the net value (as determined by Lender and after deduction of such reserves and allowances as Lender deems proper and necessary) of Eligible Inventory of such Borrower consisting of sponge and usable remelt scrap;

      (B) an amount equal to (1) in the case of OREMET, $10,000,000 and (2) in the case of TI, $2,500,000; or

      (C) an amount not exceeding at any time (i) in the case of OREMET, one hundred twenty percent (120%) of such Borrower's Accounts Receivable Availability at such time and (ii) in the case of TI, one hundred percent (100%) of such Borrower's Accounts Receivable Availability at such time.

   2.3 LENDER'S RIGHTS. Each of the Borrowers agrees that nothing contained in this AMENDED AND RESTATED SUPPLEMENT A (i) shall be construed as Lender's agreement to resort or look to a particular type or item of Collateral of such Borrower as security for any specific Loan or advance or in any way limit Lender's right to resort to any or all of the Collateral of such Borrower as security for any of the Liabilities of such Borrower, (ii) shall be deemed to limit or reduce any Lien on any portion of such Collateral or other security for the Liabilities or (iii) shall supercede SECTION 2.9 of the Loan Agreement.

3. INTEREST

   3.1 REVOLVING LOANS.

      3.1.1 INTEREST TO MATURITY. The unpaid principal balance of the Revolving loans (other than Overdraft Loans and Over Advances) shall bear interest to maturity at a rate per annum determined by reference to the Alternate Reference Rate or the Interbank Rate (Reserve Adjusted). Subject to the other terms and provisions of this AMENDED AND RESTATED SUPPLEMENT A and of the Loan Agreement, (i) the applicable basis for determining the rate of interest applicable to each Revolving Loan shall be selected by the applicable Borrower at the time a notice of borrowing, continuation or conversion, as the case may be, with respect to such Revolving Loan is given by such Borrower pursuant to SECTION 2.5 of the Loan

   Agreement, and (ii) all Revolving Loans (other than Overdraft Loans and Over Advances shall bear interest as follows:

         (1) if a Reference Rate Revolving Loan, then at a per annum rate equal to the sum of the Alternate Reference Rate in effect from time to time, PLUS the Reference Rate Margin in effect at such time; or

         (2) if a Eurodollar Rate Revolving Loan, then at a per annum rate equal to the sum of the Interbank Rate (Reserve Adjusted) for the applicable Interest Period, PLUS the Eurodollar Margin in effect from time to time during such Interest Period;

      PROVIDED, HOWEVER, that notwithstanding the foregoing or anything to the contrary contained in this AMENDED AND RESTATED SUPPLEMENT A or the Loan Agreement, but subject in any event to SECTION 3.1.2 hereof, at any time that (i) the Liabilities to Net Worth Ratio is equal to or greater than 2.00 to 1.00 OR (ii) the Grid Ratio for the fiscal quarter of OREMET ending immediately prior to such time is equal to or less than 2.00 to 1.00, the entire unpaid principal balance of the Revolving Loans of each of the Borrowers (other than Overdraft Loans and Over Advances) shall bear interest at a rate per annum equal to the Alternate Reference Rate from time to time in effect PLUS one-and-one-half percent (1.5%).

      3.2.1 DEFAULT RATE. If any amount of the Revolving Loans of either of the Borrowers is not paid when due, whether by acceleration or otherwise, the entire unpaid principal balance of the Revolving Loans of each of the Borrowers (other than Overdraft Loans and Over Advances) shall bear interest until paid at a rate per annum equal to:

         (A) the greater of (i) three and one-half percent (3.5%) above the Alternate Reference Rate from time to time in effect and (ii) three and one-half percent (3.5%) above the Alternate Reference Rate in effect at the time such amount became due; and

         (B) in the case of Eurodollar Rate Revolving Loans, the greater of
      (i) two percent (2%) above the rate applicable to such Loan at the time such amount became due and (ii) three and one-half percent (3.5%) percent in excess of the Alternate Reference Rate from time to time in effect.

   3.2 OVERDRAFT LOANS; OVER ADVANCES. Overdraft Loans and Over Advances shall bear interest at the rate(s) determined pursuant to SECTION 2.7 or
SECTION 2.8 of the Loan Agreement, as applicable.

   3.3 COMPUTATION. Interest shall be calculated on the basis of a year consisting of 360 days and paid for actual days elapsed.

Changes in any interest rate provided for herein which are due to changes in the Alternate Reference Rate shall take effect on the date of the change in the Alternate Reference Rate.

   3.4 PAYMENT. Until maturity, interest on the Loans shall be payable on each Monthly Payment Date, and at maturity. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand.

4. ADDITIONAL COVENANTS. From the date of the Loan Agreement and thereafter until all of the Liabilities of each of the Borrowers are indefeasibly paid in full in cash, each of the Borrowers agrees that, unless Lender otherwise consents in writing, it will:

   4.1 LIABILITIES TO NET WORTH COVERAGE.

      (a) Not permit the Liabilities to Net Worth Ratio of OREMET to exceed
   2.00 to 1.00; and

      (b) Not permit the Liabilities to Net Worth Ratio of TI to exceed
   (i) 4.00 to 1.00, at any time during the period commencing on the Closing Date and ending on December 30, 1995; (ii) 3.50 to 1.00 at any time during the period commencing on December 31, 1995 and ending on December 30, 1995; and (iii) 3.00 to 1.00, at any time thereafter.

   4.2 NET WORTH

      (a) Not permit the Net Worth of OREMET to be less than (i) $65,000,000, at any time during the period commencing on the Closing Date and ending on December 30, 1995; (ii) $56,000,000, at any time during the period commencing on December 31, 1995 and ending on December 30, 1996; and
   (iii) $67,500,000, at any time thereafter; and

      (b) Not permit the Net Worth of TI to be less than (i) $3,700,000, at any time during the period commencing on the Closing Date and ending on December 30, 1995; (ii) $4,600,000, at any time during the period commencing on December 31, 1995 and ending on December 30, 1996; and
   (iii) $5,600,000, at any time thereafter.

   4.3 CAPITAL EXPENDITURES. Not, and not permit any Subsidiary of such Borrower to, purchase or otherwise acquire (including, without limitation, acquisition by way of Capitalized Lease), or commit to purchase or otherwise acquire, any fixed asset if, after giving effect to such purchase or other acquisition, the aggregate cost of all fixed assets purchased or otherwise acquired (i) by OREMET and its Subsidiaries (other than TI and its Subsidiaries) on a consolidated basis (x) during the period commencing on the Closing Date and ending on December 31, 1994, would exceed $750,000 and
(y) in any one fiscal year would exceed

$4,500,000 or (ii) by TI and its Subsidiaries on a consolidated basis in any one fiscal year would exceed $500,000.

   4.4 INTEREST COVERAGE.

   (a) Not permit the Grid Ratio for any fiscal quarter of TI ending after September 30, 1994 and for any fiscal year of TI ending after December 31, 1994 to be less than 2.00 to 1.00.

   (b) Not permit the ratio of (i) earnings before interest expense, provision for Taxes and depreciation to (ii) interest expense, in each case of OREMET and its consolidated Subsidiaries for the fiscal quarter ending as of December 31, 1994, to be less than 2.75 to 1.00.

   (c) Not permit the Grid Ratio of OREMET to be less than 2.00 to 1.00 for any fiscal quarter or fiscal year, respectively, ending after December 31, 1994.

                                       OREGON METALLURGICAL CORPORATION

                                       By:
                                           -------------------------------
                                           VICE PRESIDENT


                                       TITANIUM INDUSTRIES, INC.

                                       By:
                                           -------------------------------
                                           ASSISTANT TREASURER


                                       BANKAMERICA BUSINESS CREDIT, INC.

                                       By:
                                           -------------------------------
                                           VICE PRESIDENT